                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1995.






                                               /s/ Frank J. Biondi, Jr.
                                               ------------------------------
                                                   FRANK J. BIONDI, JR.

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of June, 1995.





                                                 /S/ RICHARD BARTH
                                                 ------------------------------
                                                 RICHARD BARTH

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1995.






                                               /s/ Frank J. Biondi, Jr.
                                               ------------------------------
                                                   FRANK J. BIONDI, JR.

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1995.





                                               /S/ WILLIAM R. CHANEY
                                               ------------------------------
                                               WILLIAM R. CHANEY

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1995.






                                               /S/ SAMUEL F. CHEVALIER
                                               ------------------------------
                                                   SAMUEL F. CHEVALIER

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1995.






                                               /S/ ANTHONY P. GAMMIE
                                               ------------------------------
                                               ANTHONY P. GAMMIE

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1995.






                                               /s/ Ralph E. Gomory
                                               ------------------------------
                                                   RALPH E. GOMORY

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1995.






                                               /s/ Alan R. Griffith
                                               ------------------------------
                                                   ALAN R. GRIFFITH

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1995.






                                               /s/ Edward L. Hennessy, Jr.
                                               ------------------------------
                                                   EDWARD L. HENNESSY, JR.

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of June, 1995.






                                               /s/ John C. Malone
                                               ------------------------------
                                                   JOHN C. MALONE

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of June, 1995.






                                               /s/ Donald L. Miller
                                               ------------------------------
                                                   DONALD L. MILLER

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of June, 1995.






                                               /s/ H. Barclay Morley
                                               ------------------------------
                                                   H. BARCLAY MORLEY

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1995.






                                               /s/ Martha T. Muse
                                               ------------------------------
                                                   MARTHA T. MUSE

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of June, 1995.






                                               /s/ Catherine A. Rein
                                               ------------------------------
                                                   CATHERINE A. REIN

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1995.






                                               /s/ Thomas A. Renyi
                                               ------------------------------
                                                   Thomas A. Renyi

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1995.






                                               /S/ HAROLD E. SELLS
                                               ------------------------------
                                                   HAROLD E. SELLS

                                                                     Exhibit 24

                               POWER OF ATTORNEY

                      The Bank of New York Company, Inc.

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $,1,050,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock (including preferred stock purchase rights) or other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1995.





                                               /S/ W. S. WHITE, JR.
                                               ------------------------------
                                                   W. S. WHITE, JR.